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                                                                   EXHIBIT 10.67



                               SERVICES AGREEMENT


         THIS SERVICES AGREEMENT (this "Agreement") is made as of December 1, 1998 (the "Effective Date") by and among COMBICHEM, INC., a Delaware corporation ("CombiChem"), and CHIROCHEM DISCOVERY SERVICES LLC, a limited liability company organized under the laws of California ("ChiroChem").

                                    RECITALS

         WHEREAS, CombiChem JVR, Inc. a Delaware corporation and wholly owned subsidiary of CombiChem ("CombiSub"), has entered into a Limited Liability Company Operating Agreement dated the date hereof (the "LLC Agreement") with Chirotech Limited (Registration No. 3580272), a company organized and existing under the laws of England and Wales ("ChiroSub"). Capitalized terms not defined herein shall have the meanings given them in the LLC Agreement.

         WHEREAS, ChiroChem desires that CombiChem provide certain services to ChiroChem, and CombiChem desires to provide such services, on the terms set forth herein.

         NOW, THEREFORE, in consideration of the mutual covenants set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, CombiChem and ChiroChem hereby agree as follows:

         1. SERVICES. CombiChem shall supply ChiroChem with the services set forth on Schedule 1 hereto. Such services shall be provided by CombiChem , as agreed by the parties, at reasonable times and upon reasonable notice. The list of services set forth on Schedule 1 may be amended by mutual agreement of the parties from time to time to include such other services as shall be agreed to by CombiChem and the Board of Managers of ChiroChem (as defined in the LLC Agreement). In performing the services hereunder, CombiChem will use the same degree of care and skill that it uses in connection with performance of the same or similar services for its own account.

         2.       COMPENSATION; INVOICES.

                  2.1 INTERNAL SERVICES. ChiroChem shall pay to CombiChem an
amount equal to                    ***
                                   ***.

                  2.2 THIRD-PARTY SERVICES. For third-party services arranged by CombiChem and provided to ChiroChem, such third parties shall invoice ChiroChem directly, and ChiroChem shall pay such third parties directly.

                  2.3 CALCULATION OF COSTS. CombiChem's costs of providing the services hereunder shall be determined using CombiChem's internal cost accounting system.



*** Certain confidential portions of this Exhibit were omitted by means of blackout of the text (the "Mark"). This Exhibit has been filed separately with the Secretary of the Commission without the Mark pursuant to the Company's Application Requesting Confidential Treatment under Rule 24b-2 under the Act.

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                  2.4 SERVICE FEE. The parties *** amount payable under Sections
2.1 or 2.2 of this Agreement. Such fees shall *** *** .

                  2.5 INVOICES. CombiChem shall invoice ChiroChem no later than the last day of each calendar quarter for the services to be provided by CombiChem to ChiroChem for the following quarter. Such quarterly invoices shall conform to the quarterly amounts, including allowed variances set forth in the LLC Agreement, specified in the Annual Budget (as defined in the LLC Agreement) and, if applicable, shall also include any credits for overpayment or deductions for underpayment for the second immediately preceding quarter, e.g., an invoice for the third quarter would include a credit for an overpayment, if any, made for the services performed in the first quarter. ChiroChem shall remit to CombiChem the full amount of such quarterly invoices within 15 days after receipt.

         3.       TERM AND TERMINATION.

                  3.1 TERM. This Agreement shall terminate on the earlier of (a) three (3) years after the Effective Date or (b) the termination of ChiroChem. This Agreement shall be extended for a additional three-year terms coincident with any extension of the LLC Agreement, subject to termination prior to the end of the extended term upon the termination of ChiroChem.

                  3.2 TERMINATION BY CHIROCHEM. ChiroChem shall have the right to terminate this Agreement, by notice to CombiChem, effective at any time, if CombiChem fails to perform or observe or otherwise breaches any of its material obligations under this Agreement and such failure or breach continues unremedied for a period of sixty (60) days after receipt by CombiChem of written notice thereof, subject to Section 5.

                  3.3 TERMINATION BY COMBICHEM. CombiChem shall have the right to terminate this Agreement at any time and effective as set forth below:

                           3.3.1 BANKRUPTCY PROCEEDINGS. At any time, effective
as set forth in a written notice to ChiroChem, if ChiroChem shall (i) seek the liquidation, reorganization, dissolution or winding-up of itself or the composition or readjustment of its debts, (ii) apply for or consent to the appointment of, or the taking possession by, a receiver, custodian, trustee or liquidator for itself or of all or a substantial part of its assets, (iii) make a general assignment for the benefit of its creditors, (iv) commence a voluntary case under the Bankruptcy Code, (v) file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, winding-up or composition or readjustment of debts or (vi) adopt any resolution of its members for the purpose of effecting any of the foregoing; or

                           3.3.2 INVOLUNTARY BANKRUPTCY PROCEEDINGS. At any
time, effective as set forth in a written notice to ChiroChem if a proceeding or case shall be commenced without the application or consent of ChiroChem and such proceeding or case shall continue undismissed, or an order, judgment or decrees approving or ordering any of the following shall



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*** Portions of this page have been omitted pursuant to a request for
Confidential Treatment and filed separately with the Commission.



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be entered and continued unstayed and in effect, for a period of forty-five (45)
days from and after the date service of process is effected upon ChiroChem seeking (i) ChiroChem's liquidation, reorganization, dissolution or winding-up, or the composition or readjustment of its debts, (ii) the appointment of a trustee, receiver, custodian, liquidator or the like of ChiroChem or of all or any substantial part of its assets or (iii) similar relief in respect of ChiroChem under any law relating to bankruptcy, insolvency, reorganization, winding-up or the composition or readjustment of debts; or

                           3.3.3 FAILURE TO PAY. If any invoice from CombiChem
(which is not disputed on any reasonable grounds) remains outstanding and unpaid for more than sixty (60) days.

                           3.3.4 SOLE CONTROL OF CHIROCHEM. When it is no longer
the case that both ChiroSub (or an Affiliate) and CombiSub (or an Affiliate) are members in ChiroChem.

         4. INDEMNIFICATION. ChiroChem hereby agrees to indemnify and hold CombiChem and its directors, officers, employees and agents (the "Indemnitees") harmless from and against any and all loss, claims, damages, liabilities joint and several, expenses, judgments, fines, settlements and other amounts arising from any and all claims (including reasonable legal expenses and reasonable attorneys' fees), demands, actions, suits or proceedings (civil, criminal, administrative or investigative) of any kind, on any theory, in which an Indemnitee may be involved, as a party or otherwise, as a result of services rendered by CombiChem under this Agreement, except for liabilities, costs or expenses resulting from CombiChem's breach of this Agreement or its negligence or intentional misconduct.

         5. FORCE MAJEURE. No party shall lose any rights hereunder or be liable to any other party for damages or losses on account of failure of performance by the defaulting party if the failure is occasioned by an act of God, any accident, explosion, fire, storm, earthquake, flood, drought, peril of the sea, riot, embargo, war or foreign, federal, state or municipal order of general application, seizure, requisition or allocation, any failure or delay of transportation, shortage of or inability to obtain supplies, equipment, fuel or labor or any other circumstances or event beyond the reasonable control of the party relying upon such circumstance or event ("Force Majeure"); provided that the party claiming Force Majeure has exerted all reasonable efforts to avoid or remedy such Force Majeure; provided, however, that in no event shall a party be required to settle any labor dispute or disturbance.

         6. FURTHER ACTIONS. Each party agrees to execute, acknowledge and deliver such further instruments, and to do all such other acts, as may be necessary or appropriate in order to carry out the purposes and intent of this Agreement.

         7. NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or by facsimile transmission (receipt verified), or upon receipt if mailed by registered or certified mail (return receipt requested), postage prepaid, or sent by express courier service (receipt verified), to the parties at the following addresses (or at such other address for a party as shall be specified by like notice; provided, that notices of a change of address shall be effective only upon receipt thereof):



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         If to ChiroChem, addressed to:         ChiroChem Discovery Services LLC
                                                9050 Camino Santa Fe
                                                San Diego, CA  92121
                                                Attention:  Board of Managers

         With a copy to:                        CombiChem JVR, Inc.
                                                9050 Camino Santa Fe
                                                San Diego, CA  92121
                                                Attention:  President

         And to:                                Chirotech Limited
                                                Cambridge Science Park
                                                Milton Road
                                                Cambridge CB4 4WE
                                                Attn:  Secretary

         And to:                                Brobeck Phleger & Harrison LLP
                                                550 West C Street, Suite 1300
                                                San Diego, CA 92101-3532
                                                Attn:  Faye H. Russell, Esq.

         If to CombiChem, addressed to:         CombiChem, Inc.
                                                9050 Camino Santa Fe
                                                San Diego, CA 92121
                                                Attn:  President

         With a copy to:                        Chirotech Limited
                                                Cambridge Science Park
                                                Milton Road
                                                Cambridge CB4 4WE
                                                Attn:  Secretary

         And to:                                Brobeck Phleger & Harrison LLP
                                                550 West C Street, Suite 1300
                                                San Diego, CA 92101-3532
                                                Attn:  Faye H. Russell, Esq.

         Any copy of a notice shall be sent at the same time as the original notice.

         8. GOVERNING LAW. The laws of the State of California shall govern the validity of this Agreement, the construction of its terms, and the interpretation of the rights and duties arising hereunder.

         9. ARBITRATION. Any controversy between the parties hereto arising out of or relating to this Agreement, or the breach thereof, shall be settled by arbitration in San Francisco, California in accordance with the then-applicable commercial arbitration rules of the American Arbitration Association. Judgment upon the award rendered may be entered into any court



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having jurisdiction thereof. The losing party shall bear the costs and expenses of such arbitration.

         10. WAIVER. Except as specifically provided for herein, the waiver from time to time by any of the parties of any of their respective rights or their respective failure to exercise any remedy shall not operate or be construed as a continuing waiver of same or of any other of such party's rights or remedies provided in this Agreement.

         11. SEVERABILITY. If any term, covenant or condition of this Agreement or the application thereof to any party or circumstance shall, to any extent, be held to be invalid or unenforceable, then (i) the remainder of this Agreement, or the application of such term, covenant or condition to parties or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each term, covenant or condition of this Agreement shall be valid and be enforced to the fullest extent permitted by law; and (ii) the parties hereto covenant and agree to renegotiate any such term, covenant or application thereof in good faith in order to provide a reasonably acceptable alternative to the term, covenant or condition of this Agreement or the application thereof that is invalid or unenforceable, it being the intent of the parties that the basic purposes of this Agreement are to be effectuated.

         12. HEADINGS; AMBIGUITIES. The section and paragraph headings contained herein are for the purposes of convenience only and are not intended to define or limit the content of said sections or paragraphs. Ambiguities, if any, in this Agreement shall not be construed against any party, irrespective of which party may be deemed to have authorized the ambiguous provision.

         13. NO EFFECT ON OTHER AGREEMENTS. No provision of this Agreement shall be construed so as to negate, modify or affect in any way the provisions of any other agreement between the parties unless specifically referred to, and solely to the extent provided, in any such other agreement.

         14. RELATIONSHIP OF THE PARTIES. Nothing contained in this Agreement is intended or is to be construed to constitute CombiChem as an employee of ChiroChem. Except as expressly provided herein, no party hereto shall have any express or implied right or authority to assume or create any obligations on behalf of or in the name of another party or to bind the other party to any contract, agreement or undertaking with any third party.

         15. SUCCESSORS AND ASSIGNS. Except as otherwise provided herein, no party may assign its rights or obligations under this Agreement to any other person without the prior written consent of the other parties, provided, however, that CombiChem may subcontract the performance of any obligations hereunder, but shall not be relieved from any liability therefor. Subject to the foregoing any reference to CombiChem and ChiroChem hereunder shall be deemed to include the successors thereto and assigns hereof.

         16. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original, and all of which counterparts, taken together, shall constitute one and the same instrument.


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         IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first set forth above.



CHIROCHEM DISCOVERY SERVICES LLC,       COMBICHEM, INC., a Delaware
a California limited liability          corporation
company

By CHIROTECH LIMITED, a company         By:      /s/  Vicente Anido, Jr.
organized and existing under the             -----------------------------------
laws of England and Wales,              Name:  Vicente Anido, Jr.
Member                                         ---------------------------------
                                        Title: President & CEO
                                               ---------------------------------

By:  /s/  Christine H. Soden
    ---------------------------------
Name:   Christine H. Soden
       ------------------------------
Title:  Director
       ------------------------------

And by COMBICHEM JVR, INC.,
a Delaware corporation,
Member


By:  /s/  Vicente Anido, Jr.
    ---------------------------------
Name:  Vicente Anido, Jr.
       ------------------------------
Title: President & CEO
       ------------------------------






                [SIGNATURE PAGE TO COMBICHEM SERVICES AGREEMENT]


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                                   SCHEDULE 1

                               COMBICHEM SERVICES


         Pursuant to the terms and conditions of this Agreement and this
Schedule 1, CombiChem shall provide the following services to ChiroChem:

         TECHNICAL SERVICES. CombiChem shall provide that number of FTEs approved in the Annual Budget, as amended from time to time, to work for ChiroChem designing and producing libraries of chiral templates. The cost of providing such employees *** ***.

         ADMINISTRATIVE AND GENERAL SERVICES. CombiChem shall provide that number of FTEs approved in the Annual Budget, as amended from time to time, to provide the accounting services and coordinate audit, legal and general administrative services to ChiroChem. The cost of providing such FTEs *** ***.

         OTHER SERVICES. The parties currently contemplate that CombiChem shall be responsible for sales efforts in Japan, through third parties, of ChiroChem chiral template libraries and that CombiChem shall be responsible for shipping the chiral template libraries to all ChiroChem customers. The level of these and any additional services (and payment therefor) shall be as agreed upon by ChiroChem and CombiChem from time to time.





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*** Portions of this page have been omitted pursuant to a request for
Confidential Treatment and filed separately with the Commission.